SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                    ------------------------

                    SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a)
             OF THE SECURITIES EXCHANGE ACT OF 1934

   Filed by the Registrant[X]
 Filed by party other than the Registrant[  ]

Check the appropriate box:

  [ ]Preliminary Proxy Statement
  [ ]Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
  [X]Definitive Proxy Statement
  [ ]Definitive Additional Materials
  [ ]Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12
                    ------------------------

                NATIONAL AFFILIATED CORPORATION
       (Name of Registrant as Specified In Its Charter)
                NATIONAL AFFILIATED CORPORATION
          (Name of Person(s) Filing Proxy Statement)
                    ------------------------

Payment of Filing Fee (Check the appropriate box):

  [X]No fee required.
  [ ]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1Title of each class of securities to which transaction applies:
              -----------------------------------
      2Aggregate number of securities to which transaction applies:
              -----------------------------------
      3Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
              -----------------------------------
      4Proposed maximum aggregate value of transaction:
              -----------------------------------
      5Total fee paid:

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  [ ]Fee paid previously with preliminary materials.
  [ ]Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1Amount Previously Paid:

              -----------------------------------
      2Form, Schedule or Registration Statement No.:

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         NATIONAL AFFILIATED CORPORATION

    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                  July 31, 1998

A Special Meeting of the Shareholders of National Affiliated Corporation, a Louisiana corporation (the "Company"), will be held beginning at 10:00 a.m. Central Standard Time, on Friday, July 31,1998, at the Louisiana Convention Centre, 2225 North MacArthur Drive, Alexandria, Louisiana 71301 for the following purposes:

1.To consider and act upon a proposal to amend the Company's Articles of
 Incorporation to increase the number of authorized shares of common stock, no par value, of the Company ("Common Stock") from 14,000,000 to 100,000,000 shares (the "Share Amendment"). This amendment is set forth in the Articles of Amendment to the Company's Articles of Incorporation (the "Articles of Amendment"), which are attached to the accompanying Proxy Statement as Appendix A. The Share Amendment is proposed for the principal purpose of increasing the number of authorized shares of Common Stock to permit the issuance of shares upon conversion of certain outstanding convertible debentures of the Company and upon exercise of outstanding warrants and stock options.

2. To consider and act upon a proposal to change the name of the Company from "National Affiliated Corporation" to "Life One, Inc." (the "Name Change Amendment"). This amendment is set forth in the Articles of Amendment.

3. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     Holders of record of Common Stock at the close of business on June 26, 1998, are entitled to notice of and to vote at the Special Meeting or any adjournment thereof, notwithstanding transfer of any stock on the books of the Company after such record date. Copies of this Notice and the accompanying Proxy Statement were first mailed to Shareholders on or about July 6, 1998. The affirmative vote of the holders of a two-thirds majority of the outstanding shares of Common Stock is required for approval of the Share Amendment and the Name Change Amendment.

     Shareholders who do not expect to attend the Special Meeting in person are requested to complete and return the enclosed proxy, using the envelope provided, which requires no postage if mailed from within the United States. Any person giving a proxy has the power to revoke it at any time prior to its exercise and, if present at the Special Meeting, may withdraw it and vote in person. Attendance at the Special Meeting is limited to Shareholders, their proxies and invited guests of the Company. All Shareholders are cordially invited to attend the Special Meeting.

     By Order of the Board of Directors
     /s/ T. Brent Chapel
     T. Brent Chapel
     Vice Chairman of the Board


 June 26, 1998
North Bethesda, Maryland



         NATIONAL AFFILIATED CORPORATION
          7228 ENGLAND DRIVE, SUITE 21
              ALEXANDRIA, LA  71303

                 PROXY STATEMENT
       FOR SPECIAL MEETING OF SHAREHOLDERS

                  July 31, 1998

                  INTRODUCTION

This Proxy Statement is being furnished to the shareholders of National Affiliated Corporation (the "Company") in connection with a Special Meeting of the shareholders of the Company (the "Special Meeting") to be held at 10:00 a.m., Central Standard Time, on July 31, 1998, at the Louisiana Convention Centre, 2225 North MacArthur Drive, Alexandria, Louisiana 71301, and any adjournment thereof. This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and proxy were first mailed to shareholders of the Company (the "Shareholders") on or about July 6 , 1998.

     At the Special Meeting, the Shareholders will be asked to approve an amendment to the Articles of Incorporation of the Company (the "Articles of Incorporation") to increase the number of shares of common stock, no par value ("Common Stock"), which the Company is authorized to issue, from 14,000,000 to 100,000,000 (the "Share Amendment"). The Share Amendment is being effected to increase the number of authorized shares of Common Stock to permit the Company to issue shares upon the exercise of certain conversion rights under outstanding convertible debentures and upon exercise of outstanding warrants and stock options. In the event the Share Amendment is not approved, the Company will be unable to perform its obligations under the outstanding debentures, warrants and stock options, which will constitute a default under the outstanding debentures and have a material adverse effect upon the Company. The Share Amendment is set forth in the Articles of Amendment to the Articles of Incorporation attached as Appendix A (the "Articles of Amendment").

     At the Special Meeting, the Shareholders will also be asked to approve an amendment to the Articles of Incorporation to change the name of the Company from "National Affiliated Corporation" to "Life One, Inc." (the "Name Change Amendment"). The Name Change Amendment is also set forth in the Articles of Amendment.

     The Shareholders entitled to vote at the Special Meeting are the holders of record, at the close of business on June 26, 1998 (the "Record Date"), of the 14,000,000 shares of Common Stock then outstanding. Each holder of a share of Common Stock outstanding on the Record Date will be entitled to one vote on each matter presented at the Special Meeting for each share held. The affirmative vote of the holders of a two-thirds majority of the outstanding shares of Common Stock is required for approval of the Share Amendment and the Name Change Amendment
(collectively, the "Amendments"). The Board of Directors of the Company knows of no business that will be presented for consideration at the Special Meeting, other than matters described in the Proxy Statement.

Voting of Proxies

     This proxy solicitation by the Board of Directors of the Company is intended to afford Shareholders the opportunity to vote on the Amendments and such other matters, if any , as may be properly brought before the Special Meeting. The proxy permits a Shareholder to abstain from voting on any matter if the Shareholder so chooses.

     A Shareholder may revoke a proxy by delivering a signed written notice to T. Brent Chapel, the Chief Financial Officer of the Company, prior to the exercise of the proxy, by executing a subsequent proxy, or by voting in person at the Special Meeting. The shares represented by all properly executed proxies which specify a choice with respect to a matter and are received prior to the Special Meeting will be voted accordingly unless the proxy is revoked. In the absence of specific instructions, proxies will be voted in favor of the Amendments in accordance with the discretion of the person(s) voting the proxy with respect to all other matters properly coming before the Special Meeting. The cost of soliciting proxies will be borne by the Company. Solicitation will be made by mail, but also may be made by telephone by certain officers and employees of the Company who will not receive additional compensation.

                VOTING OF SHARES

     Only holders of the Company's common stock, no par value
("Common Stock") of record at the close of business on June 26, 1998 (the "Record Date") will be entitled to vote at the Special Meeting. On the Record Date, the Company had 14,000,000 shares of voting Common Stock and convertible preferred stock with voting rights, each such share entitling the holder thereof to one vote on each matter to be voted on at the Special Meeting. The holders of a majority of the shares entitled to vote and represented in person or by proxy at the Special Meeting will constitute a quorum for the transaction of business at the Special Meeting. In general, shares of Common Stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (i.e., a card returned by a broker because voting instructions have not been received and the broker has no discretionary authority to vote). Holders of shares of Common Stock are not entitled to cumulative voting rights.

     The affirmative vote of the holders of a two-thirds majority of the outstanding shares of Common Stock is required for approval of the Amendments. With respect to any other business transacted at the Special Meeting, any Shareholder approval will require the affirmative vote of the shares present and entitled to vote in person or by proxy on that matter (and at least a majority of the minimum number of votes necessary for a quorum to transact business at the Special Meeting). Shares represented by a proxy card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will be counted as votes against the matter. Shares represented by a proxy card including any broker non-vote on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved.

      PRINCIPAL SHAREHOLDERS AND BENEFICIAL
             OWNERSHIP OF MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the Common Stock of the Company as of May 25, 1998, unless otherwise noted, (a) by each Shareholder who is known by the Company to own beneficially more than 5% of the outstanding Common
Stock, (b) the Directors and Chief Executive Officer of the Company and
(c) by all executive officers and Directors of the Company as a group. For purposes of the following table, the number of shares and percent of ownership of outstanding Common Stock that the named person beneficially owns includes shares of Common Stock that such person has the right to acquire within 60 days of May 25, 1998 upon exercise of outstanding stock options and warrants, but such shares are not included for the purposes of computing the number of shares beneficially owned and percent of outstanding Common Stock of any other named person. Other than T. Brent Chapel and Robert W. Chapel being brothers and Susan A.
Davis being the sister-in-law of T. Brent Chapel, there are no other relationships between or among the officers and directors of the Company.

                                                        Voting Stock
                                                   Shares         Percent of
Name and Address of Beneficial Owner         Beneficially Owned     Shares
                                                                  Outstanding

The Southern Group(1). . . . . . . . . . . . . .  5,457,928          39.0%
T. Brent Chapel(2)(3). . . . . . . . . . . . . .  5,494,517          39.3%
Edward J. Birrane, Jr.(4). . . . . . . . . . . .  5,487,928          39.1%
Benjamin P. Wall(5). . . . . . . . . . . . . . .     67,657            (6)
Robert W. Chapel(7). . . . . . . . . . . . . . .  5,477,928            (6)
Susan A. Davis(8). . . . . . . . . . . . . . . .  5,477,928            (6)
Michael J. Dugan (9) . . . . . . . . . . . . . .  5,477,928            (6)
Lee M. Gammill, Jr. (9). . . . . . . . . . . . .     20,000            (6)
Sidney C. Shaw (9) . . . . . . . . . . . . . . .  5,477,928            (6)
G. Vaughn Walton (10). . . . . . . . . . . . . .     19,476            (6)
Robert F. Meredith, III (10) . . . . . . . . . .     16,474            (6)
Bobby Williams (10). . . . . . . . . . . . . . .     14,325            (6)
Executive Officers and Directors as a group
  (12 persons)(11) . . . . . . . . . . . . . . .  5,756,774          41.1%


(1) The named beneficial owner's address is 7212 Old Stage Road, North Bethesda, Maryland 20852-4439.
(2) The named beneficial owner is a Director or an executive officer of the Company, with a business address of 7212 Old Stage Road, North Bethesda, Maryland 20852-4439.
(3) The number and percent of shares includes the shares beneficially owned by The Southern Group of which Mr. Chapel is a majority shareholder, a director and the Chief Executive Officer, and 20,489 shares owned by members of Mr. Chapel's family. Robert W. Chapel is the brother of Mr. Chapel and Susan A. Davis is the sister-in-law of Mr. Chapel.
(4) The named beneficial owner is a Director and executive officer of the Company. The number and percent of shares includes the shares beneficially owned by The Southern Group, of which Mr. Birrane is a director and executive officer, and stock options exercisable for the purchase of 30,000 shares of Common Stock.
(5) The named beneficial owner is a Director of the Company. The number and percent of shares includes stock options exercisable for the purchase of 50,000 shares of Common Stock.
(6) The number of shares beneficially owned is less than one percent of the outstanding beneficially owned shares.
(7)  The named beneficial owner is a Director of the Company and the brother of
     T. Brent Chapel and brother-in-law of Susan A. Davis. The number and percent of shares includes stock options exercisable for the purchase of 20,000 shares of Common Stock.
(8) The named beneficial owner is a Director of the Company and the sister-in-law of T. Brent Chapel and Robert W. Chapel. The number and percent of shares includes stock options exercisable for the purchase of 20,000 shares of Common Stock.
(9) The named beneficial owner is a Director of the Company. The number and percent of shares includes stock options exercisable for the purchase of 20,000 shares of Common Stock.
(10) The named beneficial owner is a Director of the Company. The number and percent of shares includes stock options exercisable for the purchase of 10,000 shares of Common Stock.
(11) The number and percent of shares includes the 5,457,928 shares beneficially owned by The Southern Group and stock options held by the directors and executive officers exercisable for the purchase of 262,257 shares of Common Stock.

         PROPOSAL TO AMEND THE COMPANY'S
 AMENDED AND RESTATED ARTICLES OF INCORPORATION

INTRODUCTION

     The Company's Articles of Incorporation (the "Articles of Incorporation") authorize the issuance of 14,000,000 shares of Common Stock. As of May 25, 1998, 14,000,000 shares of Common Stock were issued and outstanding.

     The Company issued seven series of redeemable, convertible debentures (the "Debentures") from September 15, 1997 through December 15, 1997. The holders of the Debentures have the option to convert all or any amount of the outstanding principal and accrued interest of the Debentures in excess of certain minimum amounts, generally $10,000, to Common Stock, at a conversion price generally equal to 75% to 80% of closing bid prices of the Common Stock (on a specified date or a period preceding such date) as reported by the National Association of Securities Dealers Electronic Bulletin Board ("Conversion Shares"). In connection with the issuance and sale of the Debentures, the Company represented to the Debenture holders that the Company would have available from its authorized but unissued Common Stock enough shares to allow for such conversions. In the event the Company fails to deliver the Common Stock upon exercise of the conversion rights by the holders, the Company is subject to certain penalty provisions which may have a material adverse effect upon the Company. The Company has issued and delivered 2,776,689 shares of Common Stock pursuant to the conversion of $2,443,000 of the principal amounts of the Debentures. Currently, the Company has 2,847,014 shares of Common Stock held in escrow pursuant to the terms of the Debentures for delivery upon exercise of the conversion rights. Debenture holders with $1,566,668 have elected to be redeemed. If the remaining outstanding principal and accrued interest of the Debentures, which as of May 1, 1998 was in the aggregate amount of $5,866,657, were converted at an assumed conversion rate of one share of Common Stock for each dollar of outstanding principal and accrued interest under the Debentures, the Company would exceed its total number of authorized shares by 3,255,544 shares, without giving effect to the exercise of outstanding warrants, convertible preferred stock, and stock options. If no shares were redeemed and all debentures are converted, the total number of authorized shares would be exceeded by 4,822,212.

      In addition, the Company issued to the holders of certain of the Debentures warrants exercisable on or before October 31, 1999, for the purchase of 675,000 shares of Common Stock at $3.00 to $4.00 per share (with a weighted average exercise price of $3.50 per share). Furthermore, the Company granted stock options to its directors, officers and employees exercisable for the purchase of 385,466 shares of Common Stock.

     Based upon the foregoing, the Company does not have a sufficient number of authorized and unissued shares of Common Stock to perform it obligations under the Debentures, the warrants and the outstanding stock options. According, assuming conversion of the Debentures in full to shares of Common Stock as set forth above and exercise of the warrants, convertible preferred stock, and stock options in full, the authorized number of shares of Common Stock that may be issued would be exceeded by 8,387,524.

SHARE AMENDMENT

     The Articles of Amendment include an amendment to the Articles of Incorporation which, upon its approval by the Shareholders, will increase the number of authorized shares of Common Stock from 14,000,000 to 100,000,000 (the "Share Amendment"). The Board of Directors is proposing the Share Amendment at this time for the principal purpose of increasing the number of authorized shares of Common Stock to permit issuance upon exercise of the conversion rights under the Debentures and the exercise of outstanding warrants and stock options.

     Of the 14,000,000 shares of Common Stock now authorized under the Articles of Incorporation, at the close of business on the Record Date, all shares were issued and outstanding without any shares being available to hold in reserve for conversion of the Debentures and exercise of the outstanding warrants and stock options. See "Description of Common Stock."

     Assuming and giving effect to conversion of the Debentures in full at an assumed conversion rate of one share of Common Stock for each dollar of outstanding principal and accrued interest under the Debentures as set forth above and exercise of the outstanding warrants, convertible preferred stock, and stock options in full, the Company would issue 8,387,524 shares of Common Stock pursuant thereto. Thereafter, there would be 77,612,476 unreserved shares of authorized Common Stock available for issuance. However, shares of Common Stock can be issued or reserved for issuance by the Board of Directors from time to time without further Shareholder action, except to the extent Shareholder approval may be required pursuant to the Louisiana Business Corporation Law for proper corporate purposes, including stock dividends or stock splits, employee incentives, raising equity capital and acquisitions.

     The Board of Directors has concluded that it is in the best interests of the Company and the Shareholders that the Share Amendment be approved. The affirmative vote of the holders of a two-thirds majority of the outstanding shares of Common Stock is required for approval of the Share Amendment.

     The Board of Directors of the Company recommends a vote "For" adoption of the Share Amendment. Proxies solicited by the Board of Directors will be so voted unless Shareholders specify a contrary choice.

     In the event the Share Amendment is not approved as proposed, the Board of Directors anticipates causing a reverse split of the Company's outstanding Common Stock which would reduce the number of outstanding shares of Common Stock to permit issuance and delivery of the appropriate number of shares upon conversion of the Debentures and exercise of the outstanding warrants and stock options.

NAME CHANGE AMENDMENT

     The Articles of Amendment include an amendment to the Articles of Incorporation which, upon its approval by the Shareholders, will change the name of the Company from "National Affiliated Corporation" to "Life One, Inc." (the "Name Change Amendment"). The Board of Directors is proposing the Name Change Amendment at this time for the principal purpose of more appropriately associating the Company's name with its insurance business activities.

     The Board of Directors has concluded that it is in the best interests of the Company and the Shareholders that the Name Change Amendment be approved. The affirmative vote of the holders of a two-thirds majority of the outstanding shares of Common Stock is required for approval of the Name Change Amendment.

     The Board of Directors of the Company recommends a vote "For" adoption of the Name Change Amendment. Proxies solicited by the Board of Directors will be so voted unless Shareholders specify a contrary choice.

DESCRIPTION OF COMMON STOCK

     The Company is currently authorized to issue up to 14, 000,000 shares of Common Stock. Upon approval of the Share Amendment the number of authorized shares will be increased to 100,000,000. At the Record Date, there were 14,000,000 shares of Common Stock outstanding, held of record by approximately 5,000 Shareholders. The holders of outstanding shares of Common Stock are entitled to receive dividends out of assets legally available at such times and in such amounts as the Board of Directors may, from time to time, determine, and upon liquidation and dissolution are entitled to receive all assets available for distribution to the Shareholders. Holders of Common Stock are entitled to one vote per share on matters voted upon by the Shareholders. The Common Stock has no preemptive rights and no subscription, redemption or conversion privileges. The Common Stock does not have cumulative voting rights, which means that holders of a majority of shares voting for the election of directors can elect all members of the Board of Directors subject to election. A majority vote of shares represented at a meeting of Shareholders at which a quorum is present is sufficient for all actions that require the vote or concurrence of Shareholders, unless a high majority is required pursuant to the Louisiana Business Corporation Law. All of the outstanding shares of Common Stock are fully paid and non-assessable.

SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     It is anticipated that the next shareholders annual meeting will be held in October 1998. Shareholder proposals intended to be presented in the proxy materials relating to the 1998 Annual Meeting of Shareholders must be received by the Company at its principal executive offices on or about August 30, 1998.

OTHER BUSINESS

     The Company knows of no business that will be presented for consideration at the Special Meeting other than that described in this Proxy Statement. As to other business, if any, that may properly come before the Special Meeting, it is intended that proxies solicited by the Board will be voted in accordance with the judgment of the person or persons voting the proxies.

     By Order of the Board of Directors
     /s/ T. Brent Chapel

     T. Brent Chapel
     Vice-Chairman of the Board, and Chief Executive Officer

June 26, 1998
North Bethesda, Maryland


                                      APPENDIX A
              ARTICLES OF AMENDMENT
                     TO THE
            ARTICLES OF INCORPORATION
                       OF
         NATIONAL AFFILIATED CORPORATION

     On April 29, 1998, the Board of Directors of NATIONAL AFFILIATED CORPORATION recommended that ARTICLE V of the Corporation's Articles of Incorporation be amended under the powers reserved under ARTICLE VIII of the Articles of Incorporation and under the Business Corporation Law of the State of Louisiana. On July 11, 1998, the Board of Directors of NATIONAL AFFILIATED CORPORATION recommended that ARTICLE I of the Corporation's Articles of Incorporation be amended under the powers reserved under ARTICLE VIII of the Articles of Incorporation and under the Business Corporation Law of the State of Louisiana. The recommendation of the Board of Directors was approved by the holders of more than two-thirds of the outstanding Common Shares as of June 26, 1998, at the Special Meeting of Shareholders held on July 31, 1998. Pursuant to such authorizations, the Corporation's Articles of Incorporation are hereby amended as follows:

(1) Article I of the Corporation's Articles of Incorporation is amended by deleting Article I in its entirety and substituting the following:

                     ARTICLE I

NAME: The name of the corporation (which shall hereinafter be known as the "Corporation") is:

                  LIFE ONE, INC.

(2) Article V of the Corporation's Articles of Incorporation is amended by deleting the first paragraph through subsection B of Article V and substituting in place thereof the follow paragraphs:

     "AUTHORIZED SHARES: The Corporation is authorized to issue two (2) classes of stock designed respectively as (1) PREFERRED STOCK; and, (2) COMMON STOCK. The total number of shares which the Corporation is authorized to issue is 101,500,000 divided into the classes hereinafter noted:

     Designation of Class               No. of Shares Authorized
     1)   PREFERRED STOCK                  1,500,000
         ($100 Par Value Each)
     2)   COMMON STOCK                   100,000,000
         (No Par Value, the
            "Common Shares")

     A statement of the designations of the authorized classes of stock or of any series thereof, and the powers, preferences and relative, participating, optimal and other rights and qualifications, limitations or restrictions thereof, or of the authority of the Board of Directors to fix by resolution or resolutions such designations, are as follows:

     A.   PREFERRED STOCK

     Shares of Preferred Stock may be issued from time to time in one or more series.

     The Board of Directors is hereby authorized, within the limitations and restrictions stated in this Article V, to fix by resolution or resolutions the designations of each series of Preferred Stock, including preemptive rights and powers, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, including, without limiting the generality of the foregoing, such provisions as may be desired concerning voting, redemption, dividends, dissolution or the distribution of assets, conversion or exchange, and such other subjects or matters as may be fixed by resolution or resolutions of the Board of Directors under the Business Corporation Law of Louisiana.

     Unless otherwise specified by the Board of Directors in the resolution or resolutions fixing the terms of any series of Preferred Stock, or by these Articles of Incorporation or the Business
     Corporation Law of Louisiana, all outstanding shares of Preferred
     Stock having voting power shall vote together as one class and without regard to series and shall possess no preemptive rights. With respect to any voting rights that are so conferred, each share of preferred stock shall be entitled to one vote only and shall not be entitled to vote said shares cumulatively, unless such right shall be conferred upon such stockholders by resolution of the Board of Directors or by the Business Corporation Law of the State of Louisiana.

     If any proposed amendment to the Articles of Incorporation would alter or change the preferences, special rights or powers given to any one or more outstanding series of Preferred Stock, so as to affect such series adversely or would authorize issuance of a class or classes of stock having preferences or rights with respect to dividends or dissolution or the distribution of assets that would be superior to the preference or rights of such series of Preferred Stock so affected by the amendment shall be entitled to vote as a series upon such amendment, and the affirmative vote of two-thirds (2/3rds) of the outstanding shares of each series shall be necessary for the adoption thereof, in addition to such other vote as may be required by the Business Corporation Law of Louisiana.

     B.   COMMON SHARES

     The Common Shares, except as otherwise determined by the Board of Directors, shall be the only Class of stock entitled to vote for the balance of the Directors of the Corporation. The voting privileges attaching to the Common Shares shall be further subject to any rights that may be conferred on the Preferred Stock of the Corporation either by act of the Board of Directors or stockholders or by reason of the operation of the Business Corporation Law of Louisiana.

     This Class of stock shall be referred to as the "Common
     Shares" or the "Common Stock."

     I, THE UNDERSIGNED, being the President of NATIONAL AFFILIATED
CORPORATION, do hereby declare that the above amendments to the Corporation's Articles of Incorporation were and have been made pursuant to all lawful action of the Board Directors and in response to the vote of those stockholders entitled to vote thereon. I do hereby further declare that the above statements are true and that this Certificate of Amendment constitutes my act and deed, and
accordingly, have hereunto set my hand this            day of July, 1998.


                                        T. Brent Chapel,
                                        President
STATE OF LOUISIANA            )
                              )    SS:
PARISH OF RAPIDES             )

     BE IT REMEMBERED that on this           day of July, 1998, personally came
before me a Notary Public of the State of Louisiana and Parish of Rapides,
T. Brent Chapel, the party to the foregoing Articles of Amendment of the Articles of Incorporation, known to me personally to be such and acknowledged the said Articles of Amendment to be his act and deed and that the facts stated herein are true.

     GIVEN under my hand and seal of office the day and year aforesaid.


                                        NOTARY
                                        PUBLIC
[NOTARY SEAL]                           My Commission
                                        Expires:


         NATIONAL AFFILIATED CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints T. Brent Chapel and Mary K. Descant, as Proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of National Affiliated Corporation (the "Company") held of record by the undersigned as of June 26, 1998, at the Special Meeting of Shareholders to be held on July 31, 1998, or any adjournment thereof.

1.   PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
     COMMON STOCK OF THE COMPANY FROM 14,000,000 TO 100,000,000.

                 |_|  FOR   |_|  AGAINST     |_|  ABSTAIN

2.   PROPOSAL TO CHANGE THE NAME OF THE COMPANY FROM
     "NATIONAL AFFILIATED CORPORATION" TO "LIFE ONE, INC."

                 |_|  FOR   |_|  AGAINST     |_|  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE
MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO
DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND 2
ABOVE. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:_____________, 1998



______________________________________
     Signature


______________________________________
     Signature if held jointly



PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.



                [Place Shareholder Sticker here.]